UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 31, 2019
Date of Report (Date of earliest event reported)

RIBBON COMMUNICATIONS INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-38267	82-1669692
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 TECHNOLOGY PARK DRIVE, WESTFORD, MASSACHUSETTS 01886
(Address of Principal Executive Offices) (Zip Code)

(978) 614-8100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

The disclosures contained in Item 8.01 below are hereby incorporated into this Item 3.02 by reference.

Item 8.01. Other Events.

Asset Purchase Agreement

On January 31, 2019, Ribbon Communications Inc. (“Ribbon”) entered into an asset purchase and sale agreement (the “Asset Purchase Agreement”) with Ribbon Communications Securities Corp., a Massachusetts corporation and an indirect wholly-owned subsidiary of Ribbon (“Purchaser”), Anova Data, Inc., a Delaware corporation (“Anova”), Movik Networks, Inc. a Delaware corporation (“Movik”), Zettics, Inc., a Delaware corporation (“Zettics”, and each of Anova, Movik and Zettics, individually, a “Seller” and collectively, “Sellers”), each of the equityholders of Anova listed on the signature pages thereto (collectively, the “Equityholders”), and John St. Amand, solely in his capacity as the representative of the Sellers and the Equityholders, pursuant to which Sellers have agreed to transfer to Purchaser, and Purchaser has agreed to acquire from Sellers (the “Asset Purchase”), all of Sellers’ right, title and interest in, to and under all of the Purchased Assets (as defined below), free and clear of any and all liens, and assume certain liabilities and obligations under the agreements assigned to Purchaser pursuant to the Asset Purchase Agreement and certain liabilities and obligations arising out of the use of the Purchased Assets by Purchaser and its affiliates and assignees, but excluding Sellers’ debt obligation and certain tax and contractual liabilities.  The Purchased Assets include all equipment, inventory, contracts, current assets, intellectual property, employee records and all other rights, assets (other than the Excluded Assets (as defined below)) and goodwill of the Sellers (collectively, the “Purchased Assets”).  Assets not assumed by Purchaser include Sellers’ rights under the documents conveying the Purchased Assets, the Purchase Price, cash and cash equivalents of Sellers, all tax receivables, all equity interests of Sellers and their subsidiaries, all benefit plans, and certain specified excluded contracts (collectively, the “Excluded Assets”).

The consideration to be delivered by Purchaser to the Equityholders pursuant to the Asset Purchase consists of 3,300,000 million shares of Ribbon common stock, subject to customary adjustments for net working capital (the “Purchase Price”).  The transfer of the Purchase Price by Ribbon to Purchaser and the subsequent delivery of the Purchase Price to the Equityholders by Purchaser will be made in reliance on an exemption from the registration provisions of the Securities Act of 1933, as amended, set forth in Section 4(a)(2) thereof, relative to sales by an issuer not involving a public offering. Equityholders who are not “Accredited Investors” are not entitled to receive any Stock Consideration.  The Purchase Price will be allocated in accordance with Section 1060 of the Internal Revenue Code.

The transactions contemplated by the Asset Purchase Agreement are expected to close in the first quarter of 2019.  The consummation of the transactions is subject to customary closing conditions.  The consummation of the transactions contemplated by the Asset Purchase Agreement is not subject to the receipt of antitrust or other regulatory approvals in the United States.

Lock-Up Agreements and Accredited Investor Questionnaire

The terms of the Asset Purchase Agreement require each Equityholder and each Seller that is to receive shares of Ribbon common stock in connection with the Asset Purchase (Movik and Zettics, collectively, the “Receiving Sellers”, and, collectively with the Equityholders that will receive shares of Ribbon common stock, the “Accredited Recipients”) to enter into a lock-up agreement providing, among other things and subject to customary exceptions, that such Accredited Recipient shall not and shall not agree, in each case with respect to any shares of Ribbon common stock received by it in connection with the Asset Purchase, to (i) transfer, sell, assign, convey, pledge, hypothecate, encumber, swap, hedge, short sell, (ii) establish or increase any “put equivalent position”, or liquidate or decrease a “call equivalent position” in Ribbon common stock within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and rules promulgated thereunder or (iii) otherwise transfer or agree to transfer to another any of the economic consequences of ownership or otherwise dispose of shares.  These restrictions are subject to customary exceptions, including but not limited to transfers: as required by law, pursuant to a divorce settlement, by operation of law, by will or other testamentary document or, if the Accredited Recipient is not a natural person, distributions to subsidiaries or limited or general partners.  The lock-up shall apply for a period of six months after the closing date.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K includes statements which may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 including, but not limited to, statements regarding the potential closing of the Asset Purchase, the accuracy of which are necessarily subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate.  All statements contained in this Form 8-K that do not relate to matters of historical fact should be considered forward looking statements, and are generally identified by words such as “expect,” “intend,” “anticipate,” “estimate,” “believe,” “future,” “could,” “should,” “plan,” “aim,” and other similar expressions.  Important factors that could cause actual results to differ materially from those expressed or implied include without limitation general economic conditions, the risk that we may not be able to close the Asset Purchase in the time frame expected or at all, and the important factors discussed in our most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission.  Ribbon undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law.  These forward-looking statements are neither promises nor guarantees, but involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements.  Our actual results could differ materially from those anticipated in these forward-looking statements for many reasons.  Forward looking statements are based on Ribbon’s beliefs and assumptions and on information currently available to Ribbon.  Ribbon disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this Form 8-K except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2019	RIBBON COMMUNICATIONS INC.

	By:	/s/ Justin K. Ferguson
Justin K. Ferguson
Executive Vice President and General Counsel